July 28, 2008

DREYFUS BOND FUNDS, INC.
- DREYFUS PREMIER HIGH INCOME FUND

Supplement to Prospectus
dated January 1, 2008,
As Revised, May 27, 2008

     The Board of Directors of Dreyfus Bond Funds, Inc. (the “Company”) has approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the “Agreement”) between the Company, on behalf of Dreyfus Premier High Income Fund (the “Fund”), and The Dreyfus/Laurel Funds Trust, on behalf of Dreyfus Premier Limited Term High Yield Fund (the “Acquiring Fund”). The Agreement provides for the transfer of the Fund’s assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund’s stated liabilities, the distribution of shares of the Acquiring Fund to Fund shareholders and the subsequent termination of the Fund (the “Reorganization”).

     It is currently contemplated that holders of Fund shares as of August 5, 2008 (the “Record Date”) will be asked to approve the Agreement on behalf of the Fund at a special meeting of shareholders to be held on or about October 15, 2008. If the Agreement is approved, the Reorganization will become effective on or about January 8, 2009.

     In anticipation of the Reorganization, effective on or about August 29, 2008 (the “Sales Discontinuance Date”), the Fund will be closed to any investments for new accounts, except that new accounts may be established by participants in certain retirement plans if the Fund is established as an investment option under the retirement plan prior to the Sales Discontinuance Date and the account is established through the plan. New accounts may also be opened by wrap accounts that established the Fund as an investment option prior to the Sales Discontinuance Date. Shareholders of the Fund as of the Sales Discontinuance Date may continue to make additional purchases and to reinvest dividends and capital gains into their existing Fund accounts up until the time of the Reorganization.

     A Prospectus/Proxy Statement with respect to the proposed Reorganization will be mailed prior to the meeting to Fund shareholders as of the Record Date. The Prospectus/Proxy Statement will describe the Acquiring Fund and other matters. Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling 1-800-554-4611.

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